ELDORADO ARTESIAN SPRINGS, INC.
Exhibit 32.2
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Eldorado Artesian Springs, Inc. (the “Company”) on Form 10-KSB for the period ending March 31, 2007 as filed with the Securities and Exchange Commission on the date hereof (the “Report”) I, Cathleen Shoenfeld, Chief Financial Officer of the Company, certify, pursuant to 18 USC SS. 1350, as adopted pursuant to SS. 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge and belief:
(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and
(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Cathleen Shoenfeld

Chief Financial Officer (Principal Financial Officer)

Dated: June 26, 2007